UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 07, 2021

INFORMATION ANALYSIS INCORPORATED

(Exact name of registrant as specified in its charter)

VA	000-22405	54-1167364
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11240 Waples Mill Rd, Ste 201

Fairfax, VA 22030

(Address of principal executive offices, including zip code)

703-383-3000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets

On April 7, 2021, Information Analysis Incorporated (the “Company”) executed and closed upon a Stock Purchase Agreement to which the Company, Tellenger, Inc. (“Tellenger”) and David and Heather Tortorelli are parties. Under this Stock Purchase Agreement, the Company purchased all of the issued and outstanding shares of Tellenger. The purchase price for the acquisition was $2,300,000, plus a working capital adjustment of $11,429 and plus 68,264 shares of the Company’s common stock which, for purposes of the acquisition, were valued at $200,000. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1.

The Stock Purchase Agreement contains customary representations, warranties and covenants of the parties. The Stock Purchase Agreement also contains customary indemnities.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities

On March 29 through March 31, 2021, the Company sold 495,999 shares of its common stock at a price of $1.50 per share. The Company relied upon Rule 506(c) of Regulation D in issuing these shares. No commissions were payable in connection with this offering.

On April 7, 2021, the Company issued 68,264 shares of its common stock as partial consideration of the payment of the purchase price for the acquisition of Tellenger. The company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, for the issuance of these shares.

Item 9.01	Financial Statement and Exhibits

(a)          The financial statements required by this item will be filed within 71 days from the date of this report.

(b)         The pro forma financial information required by this item will be filed within 71 days from the date of this report.

(d)         See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit
Number	Description
2.1*	Stock Purchase Agreement dated April 7, 2021 by, between and among the Company, David and Heather Tortorelli and Tellenger

99.1	Press Release of Information Analysis Incorporated of April 7, 2021

*Schedules and other similar attachments to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION ANALYSIS INCORPORATED
Date: April 13, 2021	By:	/s/ Matthew T. Sands
Matthew T. Sands
Chief Financial Officer

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